AMENDMENT NO. 1 TO ESCROW AGREEMENT


     This Amendment No. 1 to Escrow Agreement is made as of April 1, 1997 by and among Allegro New Media, Inc., a Delaware corporation (the "Company"), Serif (Europe) Limited, an English corporation, Norman W. Alexander, as Stockholders' Representative and as attorney-in-fact for the Stockholders (as such terms are defined in the Escrow Agreement) ("Alexander" or the "New Stockholders' Representative"), Moritt, Hock & Hamroff, LLP, as new Escrow Agent (the "New Escrow Agent"), and Blau, Kramer, Wactlar & Lieberman, P.C., as former Escrow Agent (the "Former Escrow Agent").

     WHEREAS, the parties hereto, other than the New Escrow Agent, Alexander and the Trust, did, together with Gwyn Jones ("Jones" or the "Former Stockholders' Representative"), enter into an Escrow Agreement, dated as of July 31, 1996 (the "Escrow Agreement"); and

     WHEREAS, in furtherance of a letter agreement, dated October 24, 1996, between the Company and Jones and a Notice by the Trustees of the Serif (Europe) Limited Employee Share Option Scheme (the "Scheme"), dated as of October 24, 1996, to the Company, Jones and the Scheme, collectively as the Stockholders entitled to a majority of the Escrowed Property (as defined in the Escrow Agreement) pursuant to authority granted under Section 6.02 of the Escrow Agreement, and Jones, individually, pursuant to the authority granted under
Section  13.8  of  the  Reorganization  Agreement  (as  defined  in  the  Escrow
Agreement), this latter authority being consented to by the Company by the Company's execution and delivery of this Amendment No. 1 to Escrow Agreement, did appoint Alexander as the New Stockholders' Representative and attorney-in-fact for the Stockholders; and

     WHEREAS, the Company and New Stockholders Representative have determined it to be appropriate and in their and the Stockholders' best interests to appoint the New Escrow Agent as the escrow agent under the Escrow Agreement in substitution of the Former Escrow Agent and, in connection therewith, amend the Escrow Agreement in order to substitute the New Escrow Agent for the Former Escrow Agent thereunder;

     NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereto agree as follows:

     1. The Company and the New Stockholders' Representative hereby appoint the New Escrow Agent as successor escrow agent to the Former Escrow Agent pursuant to the terms of and under the Escrow Agreement and the New Escrow Agent hereby accepts such appointment.

     2. In connection with the appointment of the New Escrow Agent, the Former Escrow Agent has been directed to deliver all of the Escrowed Property to the New Escrow Agent and the Former Escrow Agent has made such delivery simultaneously with the execution and delivery of this Amendment No. 1 to Escrow Agreement. The New Escrow Agent hereby acknowledges receipt of the Escrowed Property.


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     3. The  Company and the  Stockholders'  Representative  hereby  release the
Former Escrow Agent from any and all liability under the Escrow Agreement.

     4. For all purposes with respect to the Escrow Agreement, the New Escrow Agent shall be substituted for the Former Escrow Agent as escrow agent thereunder and the Escrow Agreement is hereby amended to the effect that (a) references to "Blau, Kramer, Wactlar & Lieberman, P.C." henceforth shall be deemed to refer to "Moritt, Hock & Hamroff, LLP", (b) and all references to the address of the Escrow Agent , and the address for copies of all notices, consents, requests, instructions, approvals and other communications given, made or served upon the Company, shall be deemed to refer to "400 Garden City Plaza, Suite 202, Garden City, New York 11530, Fax No. (516) 873-2010."

     5. Except as otherwise provided herein, the terms and provisions of the Escrow Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.


                                   ALLEGRO NEW MEDIA, INC.



                                   By:/s/Barry A. Cinnamon
                                   Barry A. Cinnamon, President


                                   SERIF INC.


                                   By:/s/Barry A. Cinnamon
                                   Barry A. Cinnamon, President



                                   /s/Norman W. Alexander
                                   Norman W. Alexander, as Stockholders'
                                   Representative and as Attorney-in-Fact for
                                   the Stockholders



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                                   BLAU, KRAMER, WACTLAR &
                                   LIEBERMAN, P.C.,
                                   as Former Escrow Agent


                                   By:/s/Edward S. Wactlar
                                   Name:
                                   Title:


                                   MORITT, HOCK & HAMROFF, LLP,
                                   as New Escrow Agent


                                   By:/s/Neil M. Kaufman
                                   Neil M. Kaufman, Partner